SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     March 14, 2003

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10606	77-0148231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (408) 943-1234

Item 7. Financial Statements, Pro Forma and Exhibits.
Item 9. Regulation FD Disclosure.
Signature
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer, H. Raymond Bingham, of Cadence Design Systems, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

99.2	Certification of the Chief Financial Officer, William Porter, of Cadence Design Systems, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

Item 9. Regulation FD Disclosure.

     On March 14, 2003, each of the Chief Executive Officer, H. Raymond Bingham, and the Chief Financial Officer, William Porter, of Cadence Design Systems, Inc., a Delaware corporation (the “Registrant”), made certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

2

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 14, 2003

CADENCE DESIGN SYSTEMS, INC.

	By:	/s/ William Porter

William Porter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer, H. Raymond Bingham, of Cadence Design Systems, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

99.2	Certification of the Chief Financial Officer, William Porter, of Cadence Design Systems, Inc., Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.